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                                                                  Exhibit 24(b)

                                       Consent of Hazlett, Lewis & Bieter, PLLC


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                                                                   EXHIBIT 24(b)


                    Consent of Independent Public Accountants



        We hereby consent to the inclusion in this Registration Statement on Form S-4 of our report dated February 13, 1997, with respect to the financial statements of Cornerstone Community Bank included in the Registration Statement. We also consent to the reference to our firm under the caption "Experts."


                                                   Hazlett, Lewis & Bieter, PLLC

Chattanooga, Tennessee
May 7, 1997